                                                                    Exhibit 10.3
                                                                    ------------

                             SUBSCRIPTION AGREEMENT
                             ----------------------

                  THIS SUBSCRIPTION AGREEMENT (this "Agreement") is dated as of
                                                     ---------
June 25, 2002, by and between ITC^DeltaCom, Inc., a Delaware corporation with its principal place of business at 1791 O.G. Skinner Drive, West Point, Georgia, 31833 (the "Company"), and SCANA Corporation, a South Carolina corporation with
            -------
its principal place of business at 1426 Main Street, Columbia, South Carolina 29201 (the "Purchaser" or "SCANA").
            ---------      -----

                                    Recitals
                                    --------

                  A. The Company intends to consummate a financial restructuring pursuant to a pre-negotiated plan of reorganization (the "Plan")
                                                                        ----
that will be subject to confirmation pursuant to chapter 11 of title 11 of the United States Code (the "Chapter 11 Case").
                         ---------------

                  B. The terms of the Plan as agreed to by the Company and certain holders of the Company's 11% Senior Notes due 2007, 8[middot]% Senior Notes due 2008, 9 3/4% Senior Notes due 2008 and 4 1/2% Convertible Subordinated Notes due 2006 (collectively, the "Notes") are set forth in the term sheet
                                   -----
attached to this Agreement as Appendix 1 (the "Plan Term Sheet") and made a part
                              ----------       ---------------
hereof.

                  C. The Plan requires the Company to raise gross proceeds of at least $30,000,000 from the issuance and sale of Series A convertible preferred stock of the reorganized Company (the "Series A Preferred Stock") upon
                                                 ------------------------
the terms described in the Plan Term Sheet.

                  D. The Company wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Company, Series A Preferred Stock for an aggregate purchase price of $15,000,000 upon the terms and conditions set forth in this Agreement (the "Investment").
                        ----------

                  E. Campbell B. Lanier, III, who is currently a stockholder of the Company, has agreed in a subscription agreement of even date herewith to purchase Series A Preferred Stock for an aggregate purchase price of $15,000,000 upon the terms and conditions set forth in such agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  1.     Subscription.
                         ------------

                  (a) Subject to the terms and conditions of this Agreement, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company, for an aggregate purchase price of $15,000,000, 150,000 shares of Series A Preferred Stock (the "Preferred Shares") at a stated price of $100 per
                               ----------------
share (such $15,000,000 amount, as adjusted pursuant to this paragraph (a), the "Committed Amount"). The Committed Amount shall be reduced by $1.00 for every
 ----------------
$2.00 of gross proceeds received by the Company from the sale of Series A Preferred Stock in the rights offering described in the Plan Term Sheet. Upon any adjustment of the Committed Amount, the number of Preferred Shares to be purchased and sold at the Closing (as defined in paragraph (d) below) shall be proportionately reduced.

                  (b) At the Closing, the Company shall issue to the Purchaser, for no additional consideration, warrants (the "Warrants") to
                                                           --------
purchase shares of the common stock of the reorganized Company (the "New Common
                                                                     ----------
Stock") constituting 1% of the equity of the reorganized Company as set forth in
-----
the Plan Term Sheet, provided, however, that if the Committed Amount and the number of Preferred Shares to be purchased and sold at the Closing shall be reduced pursuant to paragraph (a) above, the number of Warrants issuable at the Closing shall be proportionately reduced.

                  (c) At the Closing, the Company shall issue to the Purchaser, in consideration for the purchase commitment set forth in this Agreement, shares of New Common Stock constituting 1% of the equity of the reorganized Company as set forth in the Plan Term Sheet (such shares of New Common Stock, together with the Preferred Shares and the Warrants, the "Securities").
 ----------

                  (d) The closing of the purchase and sale of the Securities (the "Closing") shall take place substantially concurrently with the other
      -------
transactions contemplated by the Plan to take place on the effective date of the Plan (the "Plan Effective Date"), including the cancellation of the Notes and
           -------------------
the Company's existing equity securities and the issuance of the New Common
Stock.

                  2.     Representations and Warranties.
                         ------------------------------

                  (a) The Company represents and warrants to the Purchaser that (i) the Company has the requisite corporate power and authority to enter into this Agreement and, upon the satisfaction of the condition set forth in

Section 3(a)(i), will have the requisite corporate power and authority to consummate the transactions contemplated hereby to be consummated by the Company, (ii) the execution and delivery of this Agreement by the Company have been and, upon the satisfaction of the condition set forth in Section 3(a)(i), the consummation by the Company of the transactions contemplated hereby will be, duly authorized by all necessary corporate action of the Company, (iii) this Agreement has been duly and validly executed and delivered by the Company and
(iv) this Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity.

                  (b) The Purchaser represents and warrants to the Company as follows:

                  (i) The Purchaser has sufficient knowledge and experience in financial and business matters and information relating to the business, operations, financial condition and prospects of the Company to evaluate the merits and risks of its investment in the Securities and in the New Common Stock issuable upon conversion of the Series A Preferred Stock and exercise of the Warrants (the Securities and such New Common Stock together, the "Investment Securities"). The Purchaser
                                         ---------------------
         is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser will acquire the Investment
               --------------
         Securities solely for its own account and for investment and not with a view to, or for sale in connection with, the distribution of the Investment Securities. The Purchaser understands that the Investment Securities have not been and will not be registered under the Securities Act or any applicable state securities laws and that the Securities may be resold, pledged, hypothecated, transferred or otherwise disposed of only if registered under the Securities Act and applicable state securities laws or if an exemption from such registration requirements is available.

                  (ii) (I) The Purchaser has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby to be consummated by the Purchaser,
         (II) the execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Purchaser, (III) this Agreement has been duly and validly executed and delivered by the Purchaser, (IV) this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and for limitations imposed by general principles of equity, and (V) the Purchaser has, or will have as of the Closing, sufficient funds to pay the purchase price for all of the Preferred Shares that it is obligated to purchase pursuant to Section 2.

                  3.     Conditions to Obligations of the Company and the
                         ------------------------------------------------
Purchaser.
---------

                  (a) The obligations of the Company and the Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

                         (i) the Plan shall have been confirmed by the United States Bankruptcy Court for the District of Delaware on substantially the terms set forth in the Plan Term Sheet, and an unstayed order by such Bankruptcy Court approving the transactions contemplated by the Plan shall have been entered, on or before December 31, 2002;

                         (ii) the other transactions contemplated by the Plan to occur on the Plan Effective Date (including, without limitation, the cancellation of the Notes and the Company's existing equity securities and the issuance of the New Common Stock) shall have been consummated substantially concurrently with the Investment on substantially the terms set forth in the Plan Term Sheet;

                         (iii) on the Plan Effective Date, the holders of Notes representing at least 51% of the principal amount of all outstanding Notes (including Appaloosa Management L.P. and its affiliates that beneficially own or control Notes) shall be legally bound by a release in substantially the form attached to this Agreement as Appendix 2;
                                       ----------

                         (iv) on the Plan Effective Date, the Company shall be legally bound by a release in substantially the form attached to this Agreement as Appendix 3;
                                                ----------

                         (v) the Series A Preferred Stock to be purchased and sold at the Closing shall have substantially the same terms, powers, preferences and rights as those set forth in the Plan Term Sheet and such other terms, powers, preferences and rights as are customary for similar securities;

                         (vi) the Warrants to be issued at the Closing shall have substantially the same terms as those set forth in the Plan Term Sheet and such other terms as are customary for substantially similar securities;

                         (vii) the Company and the Purchaser shall have executed and delivered such other documents as are customary for transactions such as the Investment, including, without limitation, a purchase agreement (the "Purchase Agreement")
                                                         ------------------
                  containing customary representations, warranties, covenants (including, without limitation, covenants of the Company providing for securities registration rights with respect to the Investment Securities) and closing conditions (including, without limitation, as a condition to the Purchaser's obligation to close, the absence of a material adverse change affecting the Company, with customary exceptions relating to the filing and continuation of the Chapter 11 Case);

                         (viii) no preliminary or permanent injunction or other order by any governmental entity which prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect;

                         (ix) no statute, rule, regulation or other law shall have been enacted by any governmental entity which would prevent or make illegal the consummation of the transactions contemplated by this Agreement; and

                         (x) all necessary or required consents, orders, approvals or authorizations of, notifications or submissions to, filings with, licenses or permits from, or exemptions or waivers by, any governmental entity, stock exchange or other person shall have been made or obtained, except where the failure by a party to make or obtain any of the foregoing would not have a material adverse effect on such party's ability to perform its obligations under this Agreement; provided that any failure by the Company to obtain any necessary or required consents from any party to lawsuits or other proceedings which challenge the Company's rights to use its network easements, rights-of-way, franchises or licenses shall not be deemed a failure to satisfy this condition with respect to the Company's obligations.

                  (b) The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the additional condition that SCANA shall have executed and delivered to the Company a release, reasonably satisfactory to the Company in form, scope and substance, pursuant to which the Company and its officers, directors, employees and affiliates will be released from any and all claims or liabilities, including, without limitation, any and all claims or liabilities arising under or in connection with actions taken or omitted to be taken by the Company under the Investment Agreement dated as of February 27, 2001, as amended as of May 29, 2001, among the Company, ITC Holding Company, Inc., SCANA and HBK Master Fund L.P. (the "Investment Agreement").
                                                    --------------------

                  (c) The obligations of SCANA to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing Date of the additional condition that the Company shall have executed and delivered to SCANA a release, reasonably satisfactory to SCANA in form, scope and substance, pursuant to which SCANA and its officers, directors, employees and affiliates will be released from any and all claims or liabilities, including, without limitation, any and all claims or liabilities arising under or in connection with actions taken or omitted to be taken by SCANA under the Investment Agreement.

                  4.     Covenants.
                         ---------

                  (a) At any time or from time to time after the date of this Agreement, each party agrees to execute and deliver any further instruments or documents and to take, or cause to be taken, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper, desirable or advisable to evidence or effectuate the consummation of the transactions contemplated by this Agreement and otherwise to carry out the intent of the parties hereunder.

                  (b) If the Purchaser obtains from the Company or any of its authorized representatives any confidential information, the Purchaser (i) shall treat all such confidential information as confidential, (ii) shall use such confidential information only for the purposes contemplated in this Agreement and (iii) shall not disclose such confidential information to any third party except to its officers, employees, counsel, accountants and other authorized representatives who need to know such confidential information for the purpose of effectuating the transactions contemplated by this Agreement and who have been informed of and have agreed to protect the confidential nature of such confidential information. For purposes of this
Section 4(b), "confidential information" means information relating to the Company's business, intellectual property and processes, operations, strategies, liquidity and financial condition, reorganization terms, pricing policies, markets, customers, distribution, sales, marketing and production and future business plans and any other information of a "confidential" nature, specifically including any information that is identified orally or in writing by the Company to be confidential, or that the Purchaser should reasonably understand under the circumstances to be confidential, provided that confidential information shall not include any such information which (i) was in the public domain on the date hereof or subsequently comes into the public domain other than through the fault or negligence of the Purchaser, (ii) was lawfully obtained by the Purchaser from a third party without breach of this Agreement and otherwise not in violation of the Company's rights, (iii) was known to the Purchaser at the time of disclosure of such confidential information to the Purchaser by the Company, provided that the Purchaser was not, at such time, subject to any confidentiality obligation with respect thereto, or (iv) was independently developed by the Purchaser without making use of any confidential information.

                  (c) SCANA hereby acknowledges to the Company that it supports the terms of the Plan as set forth in the Plan Term Sheet. SCANA agrees that, for so long as it is the beneficial owner of Notes, common stock of the Company or Series B-1 or Series B-2 Cumulative Convertible Preferred Stock of the Company (collectively, the "SCANA Securities"), it (i) shall vote, or shall
                                ----------------
cause its subsidiaries that own SCANA Securities of record to vote, its claims in respect of the SCANA Securities in favor of the Plan (provided that the terms of the Plan are substantially the same as the terms of the Plan Term Sheet) and
(ii) shall not object to, delay, impede or take any other action to interfere, directly or indirectly, with the acceptance or implementation of the Plan, including commencing any action to oppose or object to the Plan. The provisions of this Section 4(c) shall not in any way limit or condition the right of SCANA or any of its subsidiaries to sell, transfer or otherwise dispose of (a "transfer") any or all of the SCANA Securities at any time or to any person (a
 --------
"Transferee") in the sole and absolute discretion of SCANA or any such
 ----------
subsidiary; provided, however, that, if and to the extent that SCANA or any such subsidiary transfers any of the SCANA Securities before the date of confirmation of the Plan, SCANA shall use its reasonable best efforts to obtain, or to cause such subsidiary to obtain, the agreement of the Transferee prior to the effectiveness of such transfer to be bound by the terms of this Section 6(c) with respect to the SCANA Securities being transferred to the Transferee. Such agreement of the Transferee shall be confirmed in a writing, which may include a trade confirmation issued by a broker or dealer, acting as principal or as agent for the Transferee, stating that such agreement is a term of such transfer.

                  (d) On the Plan Effective Date, the Company shall pay, in a total amount not to exceed $75,000, the reasonable fees and expenses of the Purchaser's counsel and all other costs and expenses incurred by the Purchaser hereunder and in connection with the negotiation, preparation, execution, delivery and performance of the Purchase Agreement.

                  5.     Miscellaneous Provisions.
                         ------------------------

                  (a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent thereto of the Company and the Purchaser.

                  (b) Except as set forth in the next succeeding sentence, neither this Agreement nor any rights which may accrue to either party hereunder may be transferred or assigned without the prior written consent of the other party. From and after the date of this Agreement, SCANA shall have the right, without the prior written consent of the Company, to assign all of its rights, obligations and liabilities under this Agreement to a single direct or indirect wholly owned subsidiary of SCANA, provided that the consummation of the Investment by such subsidiary shall not subject the Company to more extensive or burdensome regulation under the Public Utility Holding Company Act of 1935, as amended, than the consummation of the Investment by SCANA, and provided further no such assignment shall relieve SCANA of its obligations or liabilities under this Agreement. As a condition of any such assignment, such assignee subsidiary shall be deemed to have made all of the representations and warranties of SCANA set forth in this Agreement. From and after the effective date of any such assignment, all references in this Agreement to the Purchaser shall be to such assignee subsidiary unless the context requires otherwise.

                  (c) All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when
(i) delivered personally to the recipient, (ii) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. New York City time on a business day, and otherwise on the next business day, or (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands, requests, consents and other communications shall be sent to the parties at the following addresses:

                  (i)    if to the Company:

                  ITC^DeltaCom, Inc.
                  1791 O.G. Skinner Drive
                  West Point, Georgia, 31833
                  Attention: General Counsel
                  Telecopy no.: (256) 382-3936

                  (ii)   if to the Purchaser:

                  SCANA Corporation
                  1426 Main Street
                  Columbia, South Carolina  29201
                  Attention: General Counsel
                  Telecopy no.: (803) 217-9336

or to such other address or to the attention of such other person as the receiving party has specified by prior written notice to the sending party.

                  (d) This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state.

                  (e) Any process against either party in, or in connection with, any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be served personally or by certified mail pursuant to the notice provision set forth in Section 5(c) with the same effect as though served on it personally. Each party hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction and venue of the federal and state courts of the State of Delaware and irrevocably waives any and all objections to exclusive jurisdiction and review of venue that any such party may have under the laws of the State of Delaware or the United States. Without limiting the other remedies, this Agreement shall be enforceable by specific performance. Each party hereby irrevocably designates RL&F Service Corp. (the "Process Agent"), with offices at
                                                -------------
the date hereof at One Rodney Square, 920 King Street, Wilmington, Delaware, 19899, as its designee, appointee and agent to receive, for and on its behalf, service of process in the State of Delaware in any legal action or proceedings by the parties hereto with respect to this Agreement and the transactions contemplated hereby, and such service shall be deemed complete upon delivery thereof to the Process Agent, provided that in the case of any such service upon the Process Agent, the party effecting such service shall also deliver a copy thereof to the other party in accordance with the notice provision set forth in Section 5(c). Each party shall take all such action as may be necessary to continue such appointment in full force and effect or to appoint another agent, who will thereafter be referred to herein as the "Process Agent," so that each such party shall at all times have an agent for service for the foregoing purposes in the State of Delaware.

                  (f) The Company and the Purchaser hereby waive any right they may have to a trial by jury in respect of any suit, action or proceeding directly or indirectly arising out of, under or in connection with this Agreement.

                  (g) The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

                  (h) Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns and verbs shall include the plural, and vice versa.

                  (i)    This Agreement, including Appendix 1, Appendix 2 and
                                                   ----------  ----------
Appendix 3 hereto, contains the entire agreement of the parties with respect to
----------
the subject matter of this Agreement, and neither party shall be liable or bound to the other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

                  (j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

                  (k) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

                  (l) This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of either party hereto or to any such agreement or instrument, the other party hereto or thereto shall reexecute original forms thereof and deliver them to the other party. Neither party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract, and each party forever waives any such defense.

                  (m) This Agreement shall be binding upon each party hereto and such party's successors and permitted assigns.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

                                    Company:

                                    ITC^DELTACOM, INC.

                                    By: /s/ J. Thomas Mullis
                                       ------------------------------------
                                    Name: J. Thomas Mullis
                                         ----------------------------------
                                    Title: Senior Vice President-Legal and
                                          ---------------------------------
                                          Regulatory
                                          ----------

                                    Purchaser:

                                    SCANA CORPORATION

                                    By:  /s/ James E. Swan, IV
                                       -----------------------------------------
                                    Name:  James E. Swan, IV
                                         ---------------------------------------
                                    Title: Controller
                                          --------------------------------------

                                   APPENDIX 1
                                   ----------

 [ITC^DeltaCom, Inc. Term Sheet is filed as part of Exhibit 10.1 to this Current
                              Report on Form 8-K]

                                   APPENDIX 2
                                   ----------

                         (b)     Releases by Holders of Claims. On the Effective
Date, each holder of Notes that [has consented or has been otherwise determined to be bound] [manner of binding Noteholders to be determined] in consideration for the obligations of ITC Holding Company, Inc. and SCANA Corporation under the Subscription Agreements will be deemed to release, waive and discharge all claims, causes of action and liabilities (other than the rights of such holder of Notes to enforce the Subscription Agreements), whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor (including, without limitation, any claims or causes or action arising under or in connection with actions taken or omitted to be taken by ITC Holding Company, Inc. or SCANA Corporation under the Investment Agreement), against the current and former officers and directors of the Debtor and against ITC Holding Company, Inc., SCANA Corporation and their respective officers, directors, employees and affiliates.

                                   APPENDIX 3
                                   ----------

                  (a) Releases by the Debtor. As of the Effective Date, for good and valuable consideration, the Debtor, in its individual capacity and as debtor in possession, and the Reorganized Debtor will be deemed to release, waive and discharge all claims and causes of action and liabilities (other than the rights of the Debtor or the Reorganized Debtor to enforce the Subscription Agreements, the Plan and the contracts, instruments, releases, indentures and other agreements or documents delivered thereunder) whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor (including, without limitation, any claims or causes or action arising under or in connection with actions taken or omitted to be taken by ITC Holding Company, Inc. or SCANA Corporation under the Investment Agreement) that could have been asserted by or on behalf of the Debtor or its Estate or the Reorganized Debtor against ITC Holding Company, Inc., SCANA Corporation or their respective officers, directors, employees and affiliates.

                  The foregoing release will also be given to the current and former officers and directors of the Debtor.